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    UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) August 29, 2001


Commission file Number 000-1104194

E BAIT,INC.
(Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                               330843633
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


2279 Segundo Ct. #4
Pleasanton, California                                  94588
(Address of principal executive offices)             (Zip Code)


                               (925)-(462-6280)


ITEM 1.     DISPOSITION OF ASSETS

Not applicable

ITEM 2.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 3.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 4.     OTHER EVENTS

The corporation issued a dividend of 9 additional shares for each share outstanding effective August 29, 2001.


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ITEM 5.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 6.     FINANCIAL STATEMENTS

Not applicable.

ITEM 7.     CHANGE IN FISCAL YEAR

Not applicable.


E Bait Corp.


By: Rendal Williams/Director